UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 30, 2011

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 20, 2011, Kodiak Oil & Gas Corp. (the “Company”) and its wholly-owned subsidiary, Kodiak Oil & Gas (USA) Inc. (the “Subsidiary”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with a private, unaffiliated oil and gas limited liability company (the “Seller”), under which the Subsidiary agreed to acquire from the Seller certain oil and gas leasehold and producing properties located in the State of North Dakota and various other related permits, contracts, equipment, and other assets (the “Acquisition”).  The effective date of the Purchase Agreement is April 1, 2011.  On June 30, 2011, the parties closed the Acquisition for aggregate consideration of $85.5 million.  Such consideration was comprised of (i) 2,500,000 shares of the Company’s common stock (the “Parent Consideration Shares”) at a price of $5.58 per share, and (ii) cash consideration in an amount equal to approximately $71.5 million.  Such cash was funded by available cash balances, as well as borrowings under the Company’s credit facilities (for a discussion of such borrowings, see Item 2.03 below, which is incorporated herein by reference).  In connection with the Subsidiary’s assumption from Seller of the new build drilling rig contract (the “Rig Contract”) previously disclosed, the drilling contractor will not require the Subsidiary to maintain a deposit on the Rig Contract.  Accordingly, the drilling contractor has reimbursed Seller for the $2.5 million deposit paid by Seller on the Rig Contract.

Pursuant to the Acquisition, Kodiak acquired approximately 25,000 net mineral acres in McKenzie County, North Dakota, adjacent to the Company’s core Koala, Smokey and Grizzly Project areas.  The Subsidiary will operate substantially all of the leasehold acquired.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to Amendment No. 1 to the Company’s Current Report on Form 8-K/A dated June 29, 2011 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 29, 2011, the Subsidiary obtained revolving loans in the principal amount of approximately $75 million by a drawdown of the maximum amount available under the Company’s existing revolving credit facility (the “New Borrowing”).  The Subsidiary used a portion of such funds to pay the cash consideration in respect of the Acquisition and intends to use the remaining portion for capital expenditures, working capital and other general corporate purposes.  The revolving credit facility and loans outstanding from time to time under such facility are subject to the terms of the previously disclosed revolving senior secured credit agreement (the “Credit Agreement”) with Wells Fargo Bank, N.A. (the “Lender”).  In addition, the Company is obligated under the previously disclosed guarantee and collateral agreement pursuant to which the Company guarantees to the Lender all of the obligations of the Subsidiary under the Credit Agreement and pledges a security interest in 100% of its equity interests in the Subsidiary as collateral support for the Company’s obligations under the guaranty and the obligations of the Subsidiary under the Credit Agreement.  The Subsidiary also granted a security interest in substantially all of its assets, including mortgages on at least 80% of its interests in oil and gas properties on a discounted basis.  There are no scheduled principal payments under the revolving loans.  Any then-outstanding revolving loans will be payable in full on the revolving loan maturity date of May 24, 2014.  For a description of the terms of the original Credit Agreement, as amended, to which the New Borrowing is subject, see the Company’s Current Reports on Form 8-K filed on May 27, 2010, December 2, 2010 and April 19, 2011, which are incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the full text of the Credit Agreement, as amended, and the other agreements relating thereto attached as exhibits to such Current Reports.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth above under Item 2.01 is incorporated herein by reference.  As previously disclosed on the Company’s Current Report on Form 8-K filed on May 26, 2011, the Purchase Agreement provided for the issuance of shares of the Company’s common stock to Seller at closing pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

Item 7.01 Regulation FD Disclosure.

On June 30, 2011, the Company issued a press release announcing the closing of the Acquisition.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The statement of revenues and direct operating expenses of Ursa Resources Group LLC properties to be divested for the period of January 20, 2011 (Inception) to March 31, 2011 is incorporated herein by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K dated June 29, 2011.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2011, and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2011, are incorporated herein by reference from Exhibit 99.2 to the Company’s Current Report on Form 8-K dated June 29, 2011.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been effected on the assumed dates.  Additionally, future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated statement of operations due to normal production declines, changes in prices, future transactions, and other factors.

(d) Exhibits.

Exhibit 5.1	Opinion of Miller Thomson LLP

Exhibit 99.1	Press release of Kodiak Oil & Gas Corp. dated June 30, 2011

Exhibit 99.2	Statement of revenues and direct operating expenses of Ursa Resources Group LLC Properties to be Divested for the period of January 20, 2011 (Inception) to March 31, 2011 *

Exhibit 99.3

Unaudited pro forma condensed consolidated statement of operations for the three month period ended March 31, 2011 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 *

*  Incorporated herein by reference from the Company’s Current Report  on Form 8-K dated June 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

Date: June 30, 2011

EXHIBIT INDEX

Exhibit 5.1	Opinion of Miller Thomson LLP

Exhibit 99.1	Press release of Kodiak Oil & Gas Corp. dated June 30, 2011

Exhibit 99.2	Statement of revenues and direct operating expenses of Ursa Resources Group LLC Properties to be Divested for the period of January 20, 2011 (Inception) to March 31, 2011 *

Exhibit 99.3

Unaudited pro forma condensed consolidated statement of operations for the three month period ended March 31, 2011 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 *

*  Incorporated herein by reference from the Company’s Current Report on Form 8-K dated June 29, 2011.